MACQUARIE FUNDS

Supplement to the current Summary Prospectus, Statutory Prospectus, and
Statement of Additional Information for each Macquarie Fund (each, a “Fund”), as may be amended

Notice of Joint Special Shareholder Meeting Results
At the joint special shareholder meeting held on October 16, 2025, shareholders of Macquarie Core Equity Fund, Macquarie Global Bond Fund, Macquarie Global Growth Fund, Macquarie High Income Fund, Macquarie International Core Equity Fund, Macquarie Limited-Term Diversified Income Fund, Macquarie Strategic Income Fund, Macquarie Tax-Free Oregon Fund, Macquarie Tax-Free Pennsylvania Fund, Macquarie Tax-Free USA Fund, Macquarie Tax-Free USA Intermediate Fund, and Macquarie Value Fund (each a “Passing Fund” and collectively, the “Passing Funds”) approved the proposal (“Proposal”) to approve a new investment advisory agreement for each Passing Fund. The joint special shareholder meeting for Macquarie Funds other than the Passing Funds and those Funds that approved the Proposal on September 10, 2025, as noted in the supplement dated September 10, 2025, and on September 30, 2025, as noted in the supplement dated September 30, 2025, has been adjourned to October 23, 2025.
As noted in the supplements dated September 30, 2025, September 10, 2025, June 12, 2025 and April 21, 2025, Macquarie Group Limited, the parent company of Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), together with certain of its affiliates, and Nomura Holding America Inc. (“Nomura”), announced that they had entered into an agreement for Nomura to acquire Macquarie Asset Management’s US and European public investments business.  The closing of this transaction is anticipated to occur on or about November 1, 2025, subject to legal and regulatory approvals, client consents, and customary closing conditions.
Upon the closing of the transaction, the following changes are anticipated to take effect in each Passing Fund’s Summary Prospectus, Statutory Prospectus, and SAI:
•	Name changes noted in the supplement dated June 12, 2025.
•	All references to MIMBT are changed to Nomura Investment Management Business Trust.
•	The changes set forth below for the Passing Funds for certain sub-advisory relationships that are with currently affiliated sub-advisors:
Fund	Remove MIMAK as sub-advisor	Remove MIMEL as sub-advisor	Remove MIMGL as sub-advisor
Macquarie Core Equity Fund			X
Macquarie Global Bond Fund	X	X	X
Macquarie Global Growth Fund			X
Macquarie High Income Fund	X	X	X
Macquarie International Core Equity Fund			X
Macquarie Limited-Term Diversified Income Fund	X	X	X
Macquarie Strategic Income Fund	X	X	X
Macquarie Value Fund			X

Table legend:
MIMAK is Macquarie Investment Management Austria Kapitalanlage AG.
MIMEL is Macquarie Investment Management Europe Limited.
MIMGL is Macquarie Investment Management Global Limited.

•
The following is added under the “Who manages the Fund?” section following the portfolio manager table of each Passing Fund’s Summary Prospectus and Statutory Prospectus and under the “Management of the Funds – Investment Manager and Other Service Providers – Investment Manager” section of the SAI:

Employees of DMC’s affiliates outside the US participate in the management of certain Funds as “associated persons” of DMC under DMC’s oversight, in accordance with SEC guidance as to  “participating affiliate” arrangements. These associated persons may, on behalf of DMC, provide discretionary investment management services, trading, research and related services directly or indirectly to the Funds.

The foregoing is not a solicitation of any proxy. Please read the proxy statement carefully because it contains important information regarding the proposed new advisory agreement and the transaction. The proxy statement is available for free on the website of the US Securities and Exchange Commission (www.sec.gov).
Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated October 16, 2025.